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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



               In connection with the Quarterly Report of Columbia Bancorp ("Columbia") on Form 10-Q for the period ended June 30, 2002, as filed with the United States Securities and Exchange Commission on the date therein specified (the "Report"), I, Roger L. Christensen, President and Chief Executive Officer of Columbia, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Columbia.


/s/ Roger L. Christensen
-----------------------------------------

Roger L. Christensen
President and Chief Executive Officer
August 13, 2002